Exhibit 99.1

Morgan Stanley Global Consumer & Retail Conference November, 2008

Presenters Martin L. Orlowsky Chairman, President and Chief Executive Officer David H. Taylor Executive Vice President, Finance and Planning, Chief Financial Officer

Agenda Introduction Industry Operating Environment Business Overview Financial Performance

Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect", "intend", "plan", "anticipate", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., that could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.'s various filings with the Securities and Exchange Commission. These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well. Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaim any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based. This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.'s statutory forward-looking- statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard's S-4 and 10-Q filings with the SEC.

Regulation G Compliance You are also reminded that during this presentation, certain non-GAAP financial measures, such as EBIT, EBITDA and Operating Profit per unit may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to the accompanying slides for information that reconciles these discussed figures with the most comparable GAAP measures.

Introduction to Lorillard Martin L. Orlowsky Chairman, President and Chief Executive Officer

Lorillard Overview Third largest tobacco company in the United States Focused primarily on the premium price cigarette market Strong brand portfolio led by the Newport brand #1 menthol cigarette brand #2 overall cigarette brand Strategy has resulted in industry-leading profitability Other brands include: Old Gold, Maverick, Kent, True and Max Sells products only in the U.S., Puerto Rico and U.S. possessions Headquarters, manufacturing and research facilities in Greensboro, NC 2007 Sales: $3,969 million 2007 Net Sales Breakdown by Brand Others 0.061 Newport 0.939

Investment Highlights Leader in the best performing segments of the cigarette market Significant Newport brand equity Continuous increases in share of market Strategy has resulted in industry-leading relative profitability Strong management with a focus on execution has produced a record of strong financial performance Significant free cash flow and financial resources to invest in initiatives that have the potential to generate value for shareholders

Industry Operating Environment

Trends in the U.S. Cigarette Market Total U.S. cigarette market size of ~$50 billion Industry unit volume has declined at a 3.1% CAGR over the past 5 years; 3.8% (adjusted) in the first 3 quarters of 2008 Expected annual volume declines of 3% to 4% of total over the next several years 2002 2003 2004 2005 2006 2007 Premium 285.64 275.993 274.418 271.357 270.418 259.918 Discount 78.56 68.115 63.854 59.79 56.401 52.219 Deep Discount 54.185 57.117 56.215 50.58 49.157 45.049 Industry 418.384 401.225 394.487 381.728 375.976 357.147 (billions of cigarettes shipped) 2002 - 2007 CAGR (3.1%) Source: Domestic wholesale shipments per Management Science Associates, Inc. ("MSAI").

Segment Share Percentage 2002 2003 2004 2005 2006 2007 9 Mos 2008 Premium 0.6827 0.688 0.696 0.711 0.719 0.72800000013148 0.7267 Discount 0.1878 0.17 0.162 0.157 0.15 0.146 0.1413 Deep discount 0.1295 0.142 0.143 0.133 0.131 0.126 0.132 In the last 5 years, the premium segment continued to increase as a percentage of the overall market Source: Domestic wholesale shipments per MSAI.

Menthol / Non-Menthol Segmentation As consumer preferences continue to evolve, Menthol segment share has grown 2002 2003 2004 2005 2006 2007 9 Mos 2008 Menthol 0.26 0.264 0.264 0.267 0.274 0.279 0.2849 Non-Menthol 0.74 0.736 0.736 0.733 0.726 0.721 0.7151 The menthol segment represented ~100 billion of the 357 billion cigarettes shipped in the United States in 2007 Source: Domestic wholesale shipments per MSAI.

Domestic Volume and Share - 3Q 2008 Source: Domestic wholesale shipments per MSAI.

Domestic Volume and Share - 9 Months 2008 Source: Domestic wholesale shipments per MSAI.

Current Operating Environment Nine months* of 2008 industry shipments declined at a rate slightly greater than trend, 3.8% vs. 3.1%, respectively Level of competition continues to be high in menthol segment Regulatory legislation Excise tax pressures Litigation *Adjusted for shipping day difference

Business Overview

Menthol Segment Shares 2002 2003 2004 2005 2006 2007 9 Mos 2008 Newport 0.286 0.292 0.301 0.315 0.322 0.329 0.337 Marlboro Menthol 0.099 0.114 0.128 0.142 0.15 0.164 0.175 Kool 0.114 0.11 0.112 0.115 0.114 0.111 0.102 Salem 0.087 0.088 0.085 0.075 0.068 0.064 0.06 Source: Domestic wholesale shipments per MSAI. Newport is the Leader in the Menthol Segment

Brand Marketing Strategy Continue to focus on premium price segment Leverage Newport's strong brand equity position in the marketplace Adjust Newport promotion spending consistent with the brand's performance and competitive actions Selectively promote Newport in markets / stores with the highest return on investment Primarily in urban centers in Northeast, Southeast, Upper Midwest Also in key urban areas west of Mississippi Target stores with highest penetration of menthol segment Maintain presence in the discount segment with Maverick / Old Gold without marketing investment Overall objective is to profitably grow Newport's market share

Other Growth Opportunities Continue to evaluate smokeless tobacco opportunities Swedish Match partnership Triumph Snus Test marketing began February 2008 Too early for conclusions Long term prospect Leverage Lorillard sales and marketing Capital efficient entry to smokeless Potential acquisition/venture opportunities Explore and evaluate potential partners Expand product offering Expand geographic reach Must create shareholder value Universe of targets is limited

Financial Performance and Outlook David H. Taylor Executive Vice President, Finance and Planning, Chief Financial Officer

2003 2004 2005 2006 2007 EBITDA 934.1 1040.7 1132.1 1288.2 1314 % of Sales 0.287 0.311 0.317 0.343 0.331 Impressive Financial Performance Net Sales EBITDA ($ in millions) ($ in millions) 2003 2004 2005 2006 2007 Net Sales (excl. Excise Taxes) 2604 2690 2892 3056 3281 Excise Taxes 652 658 676 699 688 Net Sales 3256 3348 3568 3755 3969 $3,256 $3,348 $3,568 $3,755 $3,969 Net Sales (excl. Excise Taxes) Excise Taxes From 2003-2007, net sales grew at a 5.1% CAGR, while EBITDA grew at an 8.9% CAGR

Most Profitable Operating Model 2003 2004 2005 2006 2007 Lorillard 27.21 28.35 30.1 34.13 36.58 Philip Morris USA 22.29 23.72 25.02 26.29 28.07 Reynolds 9.02 13.43 17.06 18.63 20.79 Profitability of Lorillard vs. Competition Lorillard operates the most profitable business model among major U.S. cigarette companies, consistently outperforming key competitors Note: Based on Lorillard's analysis of competitors' public information.

3Q and 9 Months 2008 Results Net sales Increase driven primarily by higher unit volume and average unit prices Partially offset by higher sales promotion costs Gross profit Increases in net sales partially offset by higher State Settlement costs Net income Decline attributable to: $18 million of expenses related to the separation $19 million in higher legal expenses $68 million less investment income Higher effective tax rate

Summary Balance Sheet Lorillard currently has no debt on its balance sheet

Capital Structure Debt No debt currently on balance sheet Plan to enter debt markets to more appropriately leverage balance sheet Timing of execution unknown at this point Share Repurchases $400 million share repurchase program authorized in July 2008; completed in October 2008. Repurchased approximately 5.9 million shares at average price of $68.22 per share. Will evaluate appropriate amounts, timing and methods for further repurchase programs in the future based on: Liquidity needs Dividend policy Acquisition/Consolidation/Venture Strategy Will evaluate opportunities if: Strategic fit Opportunity for synergy Create shareholder value

Dividends Policy anticipates dividend payout ratio of approximately 70 - 75% of earnings Dividend of $0.92 per share announced 8/21/08 paid 9/12/08 to holders of record 9/2/08 Dividend of $0.92 per share announced 11/17/08 payable 12/12/08 to holders of record 12/2/08 Approximately 70% of EPS for last two quarters

Outlook Remainder of 2008 Level of competition will continue to be high Lorillard cost structure will be impacted by: Incremental costs related to independence (~$9 million per yr.) Legal costs for Engle progeny matters Positive pricing impact Investment income impacted by nature and level of investments combined with rate environment Income tax rate ~38%; higher due to impact of separation

Outlook and Objectives Revenue Growth EPS Growth Dividend Yield 3% - 4% 5% - 7% ~5% Total Shareholder Return 10% - 12% Modest share repurchase program Anticipated dividend payout ratio of ~70% - 75% Operating Margin 32% - 33% Primarily price increases Settlement costs will continue to grow

Reconciliation of Net Income to EBITDA

Reconciliation of Lorillard Adjusted Operating Income per 1,000 Units Shipped to Operating Income

Questions